UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

Federal-Mogul Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	46-5182047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27300 West 11 Mile Road, Southfield, Michigan		48034
(Address of principal executive offices)		(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”

On February 24, 2015, Federal-Mogul Holdings Corporation (the “Company”) issued a press release reporting its financial results for the fourth quarter and full year of 2014. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Section 8 – Other Events

Item 8.01	Other Events

On February 24, 2015, the Company announced that it intends to launch a registered rights offering on or about March 6, 2015. In the rights offering, each holder of the Company’s common stock as of the close of business on the record date of March 6, 2015 will be issued, at no charge, one transferable subscription right for each whole share of common stock owned by that stockholder on the record date (the “basic subscription privilege”). The rights offering will also include an over-subscription privilege, which will entitle stockholders who exercise all of their subscription rights in the basic subscription privilege the right to purchase additional shares of common stock in the rights offering, subject to availability and pro rata allocation of shares among rights holders exercising such over-subscription privilege.

The Company will offer a number of shares of its common stock in the rights offering, inclusive of the over-subscription privilege, representing approximately $250 million of gross proceeds. The Company plans to use the proceeds from the rights offering to strengthen its balance sheet.

The rights offering will be made pursuant to a shelf registration statement on Form S-3 that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on May 1, 2013. The rights offering will be made solely by means of a prospectus and prospectus supplement meeting the requirements of the Securities Act of 1933, as amended, to be filed with the SEC. Additional information regarding the rights offering will be set forth in the prospectus supplement to be filed with the SEC.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the press release contained herein does not purport to be complete and is qualified in its entirety by reference to the press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release issued by Federal-Mogul Holdings Corporation dated February 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Holdings Corporation
(Registrant)

Date: February 24, 2015

/s/ Brett D. Pynnonen
	By:	Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Federal-Mogul Holdings Corporation dated February 24, 2015.

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